CMO Desk

Yields Given Prices Report

CSFB02-24G3AR2 30 year 6.2’s

User ID: mflynn2      Deals Directory: /home/mflynn2/intexdeals      Date: 08/07/2002 09:41:19

Bond: A6     Balance: 500,000     Coupon: 6.250000

Delay: 24 Class Factor: 1.00 Accruing Since: 8/01/2002

Settlement Date: 8/30/2002 WHOLE 30 year WAC: 6.95 WAM: 358.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	150	200	250	300	375	500	600	750	1000	1600
98-24	6.425	6.443	6.464	6.484	6.514	6.559	6.591	6.636	6.701	6.824
98-28	6.411	6.426	6.444	6.461	6.487	6.525	6.552	6.590	6.645	6.750
99-0	6.397	6.409	6.424	6.438	6.459	6.490	6.513	6.544	6.590	6.676
99-4	6.383	6.393	6.404	6.416	6.432	6.456	6.474	6.499	6.534	6.602
99-8	6.369	6.376	6.384	6.393	6.405	6.422	6.435	6.453	6.479	6.528
99-12	6.355	6.360	6.365	6.370	6.377	6.388	6.396	6.408	6.424	6.454
99-16	6.341	6.343	6.345	6.347	6.350	6.354	6.358	6.362	6.369	6.381
99-20	6.327	6.326	6.325	6.324	6.323	6.321	6.319	6.317	6.314	6.307
99-24	6.313	6.310	6.306	6.302	6.296	6.287	6.280	6.272	6.259	6.234
99-28	6.300	6.293	6.286	6.279	6.269	6.253	6.242	6.226	6.204	6.161
*100-0	6.286	6.277	6.267	6.256	6.241	6.219	6.203	6.181	6.149	6.088
100-4	6.272	6.261	6.247	6.234	6.214	6.186	6.165	6.136	6.094	6.015
100-8	6.258	6.244	6.228	6.211	6.187	6.152	6.127	6.091	6.040	5.942
100-12	6.244	6.228	6.208	6.188	6.160	6.119	6.088	6.046	5.985	5.869
100-16	6.230	6.211	6.189	6.166	6.134	6.085	6.050	6.001	5.931	5.796
100-20	6.217	6.195	6.169	6.143	6.107	6.052	6.012	5.957	5.876	5.724
100-24	6.203	6.179	6.150	6.121	6.080	6.018	5.974	5.912	5.822	5.652
100-28	6.189	6.162	6.131	6.099	6.053	5.985	5.936	5.867	5.768	5.579
101-0	6.176	6.146	6.111	6.076	6.026	5.952	5.898	5.823	5.714	5.507
101-4	6.162	6.130	6.092	6.054	6.000	5.918	5.860	5.778	5.660	5.435
101-8	6.148	6.114	6.073	6.032	5.973	5.885	5.822	5.734	5.606	5.363
AVG LIFE	13.77	10.64	8.42	6.97	5.60	4.34	3.73	3.12	2.53	1.85
DURATION	8.98	7.56	6.37	5.49	4.60	3.69	3.24	2.76	2.27	1.70
FIRST PAY	12/15	12/12	10/10	6/09	2/08	11/06	4/06	9/05	2/05	6/04
LAST PAY	11/16	8/13	5/11	10/09	5/08	1/07	6/06	10/05	3/05	7/04

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk

Yields Given Prices Report

CSFB02-24G3AR2 30 year 6.2’s

User ID: mflynn2     Deals Directory: /home/mflynn2/intexdeals     Date: 08/07/2002 09:41:26

Bond: A8     Balance: 3,300,000     Coupon: 6.250000

Delay: 24 Class Factor: 1.00 Accruing Since: 8/01/2002

Settlement Date: 8/30/2002 WHOLE 30 year WAC: 6.95 WAM: 358.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	150	200	250	300	375	500	600	750	1000	1600
98-24	6.412	6.423	6.437	6.454	6.482	6.527	6.558	6.599	6.663	6.786
98-28	6.400	6.410	6.421	6.436	6.459	6.497	6.524	6.559	6.613	6.717
99-0	6.388	6.396	6.406	6.417	6.437	6.468	6.490	6.519	6.563	6.649
99-4	6.376	6.382	6.390	6.399	6.414	6.439	6.456	6.479	6.514	6.581
99-8	6.364	6.368	6.374	6.381	6.392	6.410	6.422	6.438	6.464	6.513
99-12	6.352	6.355	6.358	6.362	6.369	6.380	6.388	6.398	6.414	6.445
99-16	6.340	6.341	6.342	6.344	6.347	6.351	6.354	6.358	6.365	6.377
99-20	6.328	6.327	6.327	6.326	6.324	6.322	6.321	6.319	6.315	6.309
99-24	6.316	6.314	6.311	6.308	6.302	6.293	6.287	6.279	6.266	6.242
99-28	6.304	6.300	6.295	6.290	6.280	6.264	6.253	6.239	6.217	6.174
*100-0	6.292	6.287	6.280	6.271	6.257	6.235	6.220	6.199	6.167	6.107
100-4	6.280	6.273	6.264	6.253	6.235	6.206	6.186	6.160	6.118	6.040
100-8	6.268	6.259	6.248	6.235	6.213	6.178	6.153	6.120	6.069	5.972
100-12	6.257	6.246	6.233	6.217	6.191	6.149	6.120	6.080	6.020	5.905
100-16	6.245	6.232	6.217	6.199	6.168	6.120	6.086	6.041	5.971	5.838
100-20	6.233	6.219	6.202	6.181	6.146	6.091	6.053	6.002	5.923	5.772
100-24	6.221	6.206	6.186	6.163	6.124	6.063	6.020	5.962	5.874	5.705
100-28	6.209	6.192	6.171	6.145	6.102	6.034	5.987	5.923	5.825	5.638
101-0	6.198	6.179	6.155	6.127	6.080	6.005	5.954	5.884	5.776	5.572
101-4	6.186	6.165	6.140	6.110	6.058	5.977	5.920	5.844	5.728	5.505
101-8	6.174	6.152	6.125	6.092	6.036	5.948	5.887	5.805	5.679	5.439
AVG LIFE	17.98	14.38	11.57	9.40	7.13	5.19	4.37	3.60	2.84	2.02
DURATION	10.45	9.17	7.95	6.87	5.58	4.30	3.71	3.13	2.53	1.85
FIRST PAY	11/16	8/13	5/11	10/09	5/08	1/07	6/06	10/05	3/05	7/04
LAST PAY	9/25	1/22	8/18	10/15	3/12	12/08	9/07	10/06	10/05	10/04

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

CMO Desk

Yields Given Prices Report

CSFB02-24G3AR2 30 year 6.2’s

User ID: mflynn2     Deals Directory: /home/mflynn2/intexdeals     Date: 08/07/2002 09:41:34

Bond: A9     Balance: 1,061,482     Coupon: 6.250000

Delay: 24 Class Factor: 1.00 Accruing Since: 8/01/2002

Settlement Date: 8/30/2002 WHOLE 30 year WAC: 6.95 WAM: 358.00

Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	150	200	250	300	375	500	600	750	1000	1600
98-24	6.399	6.403	6.408	6.415	6.430	6.484	6.518	6.559	6.619	6.747
98-28	6.389	6.392	6.396	6.402	6.415	6.461	6.490	6.525	6.576	6.684
99-0	6.379	6.381	6.385	6.390	6.400	6.438	6.462	6.490	6.533	6.622
99-4	6.369	6.371	6.374	6.377	6.386	6.415	6.434	6.456	6.490	6.559
99-8	6.359	6.360	6.362	6.365	6.371	6.392	6.406	6.422	6.446	6.497
99-12	6.349	6.350	6.351	6.353	6.356	6.370	6.378	6.388	6.403	6.435
99-16	6.339	6.339	6.339	6.340	6.342	6.347	6.350	6.354	6.360	6.373
99-20	6.329	6.328	6.328	6.328	6.327	6.324	6.323	6.321	6.318	6.311
99-24	6.319	6.318	6.317	6.315	6.312	6.302	6.295	6.287	6.275	6.249
99-28	6.309	6.307	6.306	6.303	6.298	6.279	6.267	6.253	6.232	6.188
*100-0	6.299	6.297	6.294	6.291	6.283	6.257	6.240	6.219	6.189	6.126
100-4	6.289	6.286	6.283	6.279	6.269	6.234	6.212	6.186	6.147	6.065
100-8	6.279	6.276	6.272	6.266	6.254	6.212	6.184	6.152	6.104	6.003
100-12	6.269	6.266	6.261	6.254	6.240	6.189	6.157	6.119	6.062	5.942
100-16	6.259	6.255	6.249	6.242	6.225	6.167	6.129	6.085	6.019	5.881
100-20	6.249	6.245	6.238	6.230	6.211	6.144	6.102	6.052	5.977	5.819
100-24	6.239	6.234	6.227	6.218	6.197	6.122	6.075	6.018	5.935	5.758
100-28	6.230	6.224	6.216	6.205	6.182	6.100	6.047	5.985	5.892	5.697
101-0	6.220	6.214	6.205	6.193	6.168	6.077	6.020	5.952	5.850	5.637
101-4	6.210	6.203	6.194	6.181	6.154	6.055	5.993	5.918	5.808	5.576
101-8	6.200	6.193	6.183	6.169	6.139	6.033	5.965	5.885	5.766	5.515
AVG LIFE	26.06	23.21	20.10	17.13	13.07	7.02	5.47	4.34	3.32	2.23
DURATION	12.51	11.88	11.06	10.12	8.56	5.52	4.50	3.69	2.92	2.02
FIRST PAY	9/25	1/22	8/18	10/15	3/12	12/08	9/07	10/06	10/05	10/04
LAST PAY	6/32	6/32	6/32	6/32	6/32	12/10	8/08	3/07	2/06	12/04

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assests has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced seurity will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.